UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4339
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2022

Date of reporting period:  March 31, 2022

Item 1. Reports to Stockholders.

(a)

Pemberwick Fund

Annual Report
March 31, 2022

Pemberwick Fund

Table of Contents

Letter to Shareholders/Commentary	3
Sector Allocation of Portfolio Assets	6
Schedule of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to the Financial Statements	27
Report of Independent Registered Public Accounting Firm	36
Expense Example	37
Statement Regarding Liquidity Risk Management Program	39
Notice to Shareholders	40
Trustees and Officers	41
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	44
Privacy Notice	48

Pemberwick Fund (Unaudited)

We present the Pemberwick Fund annual report covering the year from April 1, 2021 through March 31, 2022. Portfolio performance information, market commentary and our outlook for the period ended March 31, 2022 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:
For the year ended March 31, 2022, Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of -0.73% net of expenses. The Portfolio's primary benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index returned -2.91% during the same period (the benchmark index does not include expenses). Pemberwick outperformed the benchmark by 2.18% during the period from April 1, 2021 to March 31, 2022. The majority of this outperformance was consistent over the year with larger spikes happening in October 2021 (0.26%), January 2022 (0.66%), February 2022 (0.27%) and March 2022 (0.91%). During the quarter ended March 31, 2022, we saw a steady increase in the spreads of floating rate bonds as well as an increase of interest rates. The Federal Reserve confirmed that they will raise interest rates in response to inflation. Increasing interest rates is advantageous for Pemberwick Fund but that is offset by increasing spreads. Since its inception on February 1, 2010, Pemberwick has generated an annual return net of expenses of 1.25% vs. Pemberwick’s benchmark return of 1.23% for the same period (the benchmark index does not include expenses). Pemberwick’s annual return for the 5-year period from April 1, 2017 to March 31, 2022 was 1.38% net of expenses, vs. Pemberwick’s benchmark annual return of 1.26% (the benchmark index does not include expenses).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will change so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491. The gross expense ratio of the fund was 0.42% as of the 7/31/21 prospectus. Pemberwick Fund’s advisor has voluntarily undertaken to limit Fund expenses. Such expense limitations may fluctuate and are voluntary and temporary and may be terminated by Pemberwick Fund’s advisor at any time without notice. Pemberwick Fund’s advisor currently voluntarily waives 0.10% of its 0.25% management fee, resulting in a net expense ratio of 0.32% as of July 31, 2021. Please see page 26 of the prospectus, for the gross and net expense ratios as of March 31, 2022.

During the year ended March 31, 2022, Pemberwick primarily continued its strategy of building a portfolio of investment grade floating rate bonds with laddered maturities during the period from April 1, 2021 through March 31, 2022. As Pemberwick has relatively level amounts of monthly maturities throughout the duration of the portfolio, Pemberwick should seldom need to sell bonds to cover redemptions thus greatly minimizing shareholder’s losses during times of economic distress. Our intention is to get Pemberwick Fund’s net assets back to $350 million as the Richman organization moves all available cash into Pemberwick Fund. We will continue to closely monitor the market and look to keep gradually adding investment grade floating rate bonds to the portfolio as we have maturities and as more bonds become available.

PORTFOLIO POSITIONING:
As of March 31, 2022, Pemberwick Fund continues to be invested primarily in investment grade floating rate bonds issued by financial institutions with assets greater than $200 billion (80% of Pemberwick’s net assets,) and a small percentage of fixed rate bonds (10% of Pemberwick’s net assets,) securities issued by the US Treasury and Agencies (8% of Pemberwick’s net assets,) and cash (2% of Pemberwick’s net assets). Pemberwick’s net assets increased by $10.9 million, or

Pemberwick Fund (Unaudited)

approximately 3.9% during the year ended March 31, 2022; increasing from approximately $282.4 million as of March 31, 2021 to approximately $293.3 million as of March 31, 2022. This increase is due to fund performance and investments from Richman shareholders in their ordinary course of business. Current net assets are $299.1 million as of May 3, 2022.

This letter is intended to assist shareholders in understanding how Pemberwick performed during the year ended March 31, 2022 and includes the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of Pemberwick or the markets. Portfolio composition is subject to change. The current and future portfolio holdings of Pemberwick are subject to investment risk.

Mutual fund investing involves risk. Principal loss is possible. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Bloomberg Barclays 1-3 Year US Government/Credit Total Return Index Value Unhedged – The Bloomberg Barclays 1-3 Year US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest in an index.

ICE LIBOR USD 3 Month – London – Interbank Offered Rate – ICE Benchmark Administration Fixing for US Dollar. The fixing is conducted each day at 11am & released at 11.45am (London time). The rate is an average derived from the quotations provided by the banks determined by the ICE Benchmark Administration.

Duration (Workout Date in Years) – The number of years from today to the workout of the instrument. The workout of the instrument is the call date (if applicable) or the maturity date. For mortgage-backed instruments the weighted average life is used instead of the maturity.

Investment grade – issuer credit ratings are those that are above BBB- or Baa for S&P or Moody’s respectively.

The Pemberwick Fund is distributed by Vigilant Distributors, LLC.

Pemberwick Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Pemberwick Fund and
Bloomberg Barclays 1-3 Year US Government/Credit Index

Average Annual Total Return				Since Inception
Periods Ended March 31, 2022:	1 Year	3 Year	5 Year	(2/1/2010)
Pemberwick Fund (No Load)	-0.73%	1.12%	1.38%	1.25%
Bloomberg Barclays 1-3 Year
US Government/Credit Index	-2.91%	1.02%	1.26%	1.23%

Total Annual Fund Operating Expenses as of 7/31/2021 Prospectus: 0.42%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on February 1, 2010, the Fund’s inception date.  Returns reflect the reinvestment of income and capital gain distributions. The performance data shown reflects a voluntary waiver made by the Adviser.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment.  One cannot invest directly in an index.

Pemberwick Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2022 (Unaudited)

Percentages represent market value as a percentage of net assets.

Pemberwick Fund

SCHEDULE OF INVESTMENTS
at March 31, 2022

	Par
CORPORATE BONDS AND NOTES – 87.5%	Value	Value
Communications – 1.2%
Cisco Systems, Inc.
3.000%, 06/15/2022	$105,000	$105,435
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/2022	385,000	402,993
Comcast Corp.
3.700% (3 Month LIBOR USD + 0.630%), 04/15/2024 (a)	250,000	255,329
0.871%, 04/15/2024	2,000,000	2,025,222
3.375%, 02/15/2025	200,000	203,173
3.375%, 08/15/2025	100,000	101,381
3.950%, 10/15/2025	125,000	129,198
The Walt Disney Company
2.350%, 12/01/2022	400,000	401,813
		3,624,544
Consumer, Cyclical – 1.0%
American Honda Finance Corp.
2.200%, 06/27/2022	400,000	400,365
2.600%, 11/16/2022	50,000	50,260
0.875%, 07/07/2023	300,000	295,026
3.625%, 10/10/2023	200,000	202,764
3.550%, 01/12/2024	250,000	253,996
2.150%, 09/10/2024	250,000	246,362
PACCAR Financial Corp.
3.400%, 08/09/2023	60,000	60,698
2.150%, 08/15/2024	300,000	296,828
Target Corp.
3.500%, 07/01/2024	250,000	255,714
Toyota Motor Credit Corp.
1.150%, 05/26/2022	350,000	349,941
2.150%, 09/08/2022	30,000	30,081
0.450%, 01/11/2024	300,000	289,913
2.900%, 04/17/2024	250,000	251,584
		2,983,532

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Consumer, Non-cyclical – 4.0%
Abbott Laboratories
3.875%, 09/15/2025	$250,000	$258,720
AmerisourceBergen Corp.
0.737%, 03/15/2023	300,000	295,738
AstraZeneca PLC
1.323% (3 Month LIBOR USD + 0.620%), 06/10/2022 (a)	2,000,000	2,000,238
Bristol-Myers Squibb Co.
3.250%, 11/01/2023	125,000	126,640
Church & Dwight Co., Inc.
2.450%, 08/01/2022	300,000	300,763
Cigna Corp.
1.131% (3 Month LIBOR USD + 0.890%), 07/15/2023 (a)	2,000,000	2,014,934
3.750%, 07/15/2023	300,000	304,465
Colgate-Palmolive Co.
2.250%, 11/15/2022	75,000	75,311
Diageo Investment Corp.
8.000%, 09/15/2022	391,000	402,418
Eli Lilly & Co.
2.350%, 05/15/2022	70,000	70,110
Estee Lauder Companies, Inc.
2.350%, 08/15/2022	300,000	301,007
Gilead Sciences, Inc.
0.750%, 09/29/2023	300,000	293,125
3.500%, 02/01/2025	300,000	304,246
Novartis Capital Corp.
3.400%, 05/06/2024	50,000	50,929
PayPal Holdings, Inc.
1.350%, 09/26/2022	300,000	301,054
2.200%, 06/01/2023	300,000	299,237
PepsiCo, Inc.
3.600%, 03/01/2024	100,000	102,294
Reckitt Benckiser Treasury Services PLC
1.514% (3 Month LIBOR USD + 0.560%), 06/24/2022
(Acquired 02/15/2018, Cost $3,770,219) (a)(b)(d)	3,775,000	3,779,301
Unilever Capital Corp.
3.125%, 03/22/2023	300,000	303,336

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Consumer, Non-cyclical – 4.0% (Continued)
UnitedHealth Group, Inc.
3.500%, 02/15/2024	$260,000	$264,864
		11,848,730
Energy – 0.7%
BP Capital Markets America, Inc.
2.750%, 05/10/2023	100,000	100,516
3.790%, 02/06/2024	350,000	356,220
3.796%, 09/21/2025	250,000	257,788
Chevron Corp.
3.191%, 06/24/2023	50,000	50,568
Chevron USA, Inc.
3.900%, 11/15/2024	250,000	257,634
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	300,000	309,800
EOG Resources, Inc.
2.625%, 03/15/2023	100,000	100,243
Exxon Mobil Corp.
2.992%, 03/19/2025	300,000	301,539
Phillips 66
3.850%, 04/09/2025	300,000	306,321
		2,040,629
Financial – 75.9%
American Express Co.
0.927% (3 Month LIBOR USD + 0.610%), 08/01/2022 (a)	1,391,000	1,390,694
0.820% (SOFR + 0.650%), 11/04/2026 (a)	5,800,000	5,722,345
AvalonBay Communities, Inc.
4.200%, 12/15/2023	250,000	254,997
3.500%, 11/15/2025	300,000	302,615
Banco Santander SA
1.796% (3 Month LIBOR USD + 1.560%), 04/11/2022 (a)	3,800,000	3,800,766
1.554% (3 Month LIBOR USD + 1.090%), 02/23/2023 (a)	9,750,000	9,808,459
1.358% (3 Month LIBOR USD + 1.120%), 04/12/2023 (a)	2,900,000	2,916,136
Bank of America Corp.
1.259% (3 Month LIBOR USD + 1.000%), 04/24/2023 (a)	2,200,000	2,200,597
1.373% (3 Month LIBOR USD + 0.790%), 03/05/2024 (a)	3,206,000	3,213,040

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Financial – 75.9% (Continued)
Bank of America Corp. (Continued)
0.909% (BSBY3M + 0.430%), 05/28/2024 (a)	$6,200,000	$6,187,433
0.879% (SOFR + 0.730%), 10/24/2024 (a)	2,390,000	2,392,307
0.835% (SOFR + 0.660%), 02/04/2025 (a)	900,000	896,205
Bank of Montreal
1.375% (3 Month LIBOR USD + 0.630%), 09/11/2022 (a)	3,300,000	3,303,860
0.938% (SOFRINDX + 0.680%), 03/10/2023 (a)	1,200,000	1,201,645
0.387% (SOFRINDX + 0.270%), 04/14/2023 (a)	5,000,000	4,976,446
0.599% (SOFRINDX + 0.350%), 12/08/2023 (a)	1,100,000	1,094,943
0.568% (SOFR + 0.465%), 01/10/2025 (a)	1,971,000	1,959,477
0.886% (SOFR + 0.620%), 09/15/2026 (a)	2,500,000	2,479,592
Bank of Nova Scotia
0.816% (SOFR + 0.550%), 09/15/2023 (a)	2,000,000	1,997,515
0.537% (SOFR + 0.380%), 07/31/2024 (a)	7,000,000	6,950,084
0.876% (SOFR + 0.610%), 09/15/2026 (a)	6,000,000	5,916,909
Canadian Imperial Bank of Commerce
1.605% (3 Month LIBOR USD + 0.720%), 06/16/2022 (a)	4,496,000	4,501,251
1.081% (SOFR + 0.800%), 03/17/2023 (a)	1,075,000	1,077,418
Capital One Financial Corp.
1.019% (3 Month LIBOR USD + 0.720%), 01/30/2023 (a)	6,663,000	6,667,827
0.946% (SOFR + 0.690%), 12/06/2024 (a)	2,900,000	2,885,169
Citigroup, Inc.
1.209% (3 Month LIBOR USD + 0.950%), 07/24/2023 (a)	8,135,000	8,149,223
1.953% (3 Month LIBOR USD + 1.430%), 09/01/2023 (a)	2,000,000	2,007,264
1.569% (3 Month LIBOR USD + 1.100%), 05/17/2024 (a)	2,150,000	2,162,484
0.834% (SOFR + 0.694%), 01/25/2026 (a)	2,585,000	2,544,542
Credit Suisse Group AG
2.003% (3 Month LIBOR USD + 1.200%), 12/14/2023 \
(Acquired 09/11/2017, Cost $8,321,520) (a)(b)(d)	8,300,000	8,321,083
2.043% (3 Month LIBOR USD + 1.240%), 06/12/2024
(Acquired 06/06/2018 through 06/07/2018,
Cost $1,005,485) (a)(b)(d)	1,000,000	1,006,199
ERP Operating LP
3.000%, 04/15/2023	300,000	301,988
3.375%, 06/01/2025	300,000	300,820

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Financial – 75.9% (Continued)
Federal Realty Investment Trust
2.750%, 06/01/2023	$150,000	$149,630
3.950%, 01/15/2024	217,000	219,929
Goldman Sachs Group, Inc.
1.213% (3 Month LIBOR USD + 0.750%), 02/23/2023 (a)	300,000	300,615
1.633% (3 Month LIBOR USD + 1.050%), 06/05/2023 (a)	6,689,000	6,691,019
1.259% (3 Month LIBOR USD + 1.000%), 07/24/2023 (a)	3,449,000	3,451,960
2.108% (3 Month LIBOR USD + 1.600%), 11/29/2023 (a)	4,800,000	4,863,385
HSBC Holdings PLC
1.488% (3 Month LIBOR USD + 1.000%), 05/18/2024 (a)	6,010,000	6,031,310
1.676% (SOFR + 1.430%), 03/10/2026 (a)	4,000,000	4,012,183
M&T Bank Corp.
0.947% (3 Month LIBOR USD + 0.680%), 07/26/2023 (a)	6,000,000	6,027,474
MetLife, Inc.
4.368%, 09/15/2023	250,000	257,345
3.000%, 03/01/2025	100,000	100,382
3.600%, 11/13/2025	125,000	127,623
Mitsubishi UFJ Financial Group, Inc.
1.127% (3 Month LIBOR USD + 0.740%), 03/02/2023 (a)	4,432,000	4,441,822
1.244% (3 Month LIBOR USD + 0.860%), 07/26/2023 (a)	2,851,000	2,865,458
Mizuho Financial Group, Inc.
1.373% (3 Month LIBOR USD + 0.790%), 03/05/2023 (a)	7,420,000	7,446,919
1.081% (3 Month LIBOR USD + 0.840%), 07/16/2023 (a)	3,000,000	3,003,807
1.162% (SOFR + 0.960%), 05/22/2026 (a)	4,500,000	4,471,594
Morgan Stanley
1.659% (3 Month LIBOR USD + 1.400%), 10/24/2023 (a)	5,800,000	5,832,581
1.559% (3 Month LIBOR USD + 1.220%), 05/08/2024 (a)	8,529,000	8,588,330
Principal Financial Group, Inc.
3.125%, 05/15/2023	250,000	250,736
Prologis LP
2.125%, 04/15/2027	300,000	284,837
Public Storage
2.370%, 09/15/2022	180,000	180,437
Realty Income Corp.
3.875%, 07/15/2024	296,000	301,067
3.875%, 04/15/2025	150,000	152,468
4.125%, 10/15/2026	300,000	309,662

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Financial – 75.9% (Continued)
Royal Bank of Canada
0.439% (SOFR + 0.340%), 10/07/2024 (a)	$2,471,000	$2,448,100
0.575% (SOFRINDX + 0.440%), 01/21/2025 (a)	1,000,000	993,132
0.720% (SOFR + 0.570%), 04/27/2026 (a)	4,324,000	4,284,818
0.752% (SOFR + 0.590%), 11/02/2026 (a)	2,350,000	2,318,705
Simon Property Group LP
3.750%, 02/01/2024	250,000	253,859
2.000%, 09/13/2024	350,000	343,744
3.375%, 10/01/2024	250,000	253,037
3.500%, 09/01/2025	100,000	100,968
3.300%, 01/15/2026	400,000	402,944
Sumitomo Mitsui Financial Group, Inc.
0.981% (3 Month LIBOR USD + 0.740%), 01/17/2023 (a)	1,980,000	1,985,486
1.108% (3 Month LIBOR USD + 0.860%), 07/19/2023 (a)	2,200,000	2,211,571
The Bank of New York Mellon Corp.
1.349% (3 Month LIBOR USD + 1.050%), 10/30/2023 (a)	9,036,000	9,077,351
Truist Financial Corp.
0.656% (SOFR + 0.400%), 06/09/2025 (a)	8,165,000	8,118,530
UBS Group AG
0.550% (SOFR + 0.320%), 06/01/2023
(Acquired 05/24/2021, Cost $8,001,900) (a)(b)(d)	8,000,000	7,975,589
1.456% (3 Month LIBOR USD + 0.950%), 08/15/2023
(Acquired 10/05/2017, Cost $1,503,889) (a)(b)(d)	1,500,000	1,502,470
Wells Fargo & Co.
1.529% (3 Month LIBOR USD + 1.230%), 10/31/2023 (a)	925,000	929,351
		222,453,561
Industrial – 1.1%
ABB Finance USA, Inc.
2.875%, 05/08/2022	250,000	250,112
Burlington Northern Santa Fe LLC
3.000%, 04/01/2025	100,000	100,992
7.000%, 12/15/2025	215,000	244,421
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	300,000	300,948
2.150%, 11/08/2024	300,000	297,791

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Industrial – 1.1% (Continued)
Caterpillar, Inc.
3.400%, 05/15/2024	$60,000	$61,025
General Dynamics Corp.
2.250%, 11/15/2022	60,000	60,136
General Electric Co.
4.000% (3 Month LIBOR USD + 2.280%), 12/29/2049 (a)	1,234,000	919,519
John Deere Capital Corp.
2.800%, 01/27/2023	60,000	60,456
0.400%, 10/10/2023	300,000	292,254
2.650%, 06/24/2024	250,000	250,463
The Boeing Co.
2.800%, 03/01/2023	120,000	120,647
2.850%, 10/30/2024	100,000	99,663
2.500%, 03/01/2025	100,000	97,958
		3,156,385
Technology – 0.8%
Apple, Inc.
2.400%, 05/03/2023	60,000	60,356
3.000%, 02/09/2024	250,000	253,130
3.200%, 05/13/2025	150,000	152,423
Intel Corp.
3.100%, 07/29/2022	50,000	50,306
International Business Machines Corp.
2.850%, 05/13/2022	300,000	300,637
3.375%, 08/01/2023	300,000	304,185
3.625%, 02/12/2024	100,000	101,852
3.000%, 05/15/2024	250,000	251,775
7.000%, 10/30/2025	150,000	169,855
Intuit, Inc.
0.650%, 07/15/2023	300,000	293,613
Oracle Corp.
2.500%, 05/15/2022	300,000	300,189
Texas Instruments, Inc.
1.850%, 05/15/2022	60,000	60,012
		2,298,333

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Utilities – 2.8%
Arizona Public Service Co.
3.350%, 06/15/2024	$350,000	$351,688
3.150%, 05/15/2025	300,000	300,036
Atmos Energy Corp.
0.625%, 03/09/2023	300,000	295,689
Baltimore Gas and Electric Co.
3.350%, 07/01/2023	300,000	301,751
Berkshire Hathaway Energy Co.
3.750%, 11/15/2023	250,000	254,103
3.500%, 02/01/2025	200,000	202,985
CenterPoint Energy Resources Corp.
0.700%, 03/02/2023	350,000	345,036
Duke Energy Carolinas LLC
3.350%, 05/15/2022	300,000	300,809
Duke Energy Progress LLC
2.800%, 05/15/2022	70,000	70,085
3.250%, 08/15/2025	100,000	100,683
Entergy Arkansas LLC
3.050%, 06/01/2023	250,000	249,915
3.700%, 06/01/2024	300,000	306,395
Entergy Louisiana LLC
0.950%, 10/01/2024	300,000	286,151
5.400%, 11/01/2024	100,000	105,456
Georgia Power Co.
3.250%, 04/01/2026	300,000	301,457
Louisville Gas and Electric Co.
3.300%, 10/01/2025	150,000	150,908
Northern States Power Co.
2.150%, 08/15/2022	300,000	300,078
PacifiCorp
3.600%, 04/01/2024	210,000	213,152
PECO Energy Co.
3.150%, 10/15/2025	428,000	430,200
Potomac Electric Power Co.
3.600%, 03/15/2024	140,000	141,959

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Utilities – 2.8% (Continued)
Public Service Company of Colorado
2.500%, 03/15/2023	$400,000	$401,078
Public Service Electric and Gas Co.
3.750%, 03/15/2024	350,000	354,495
3.000%, 05/15/2025	175,000	174,474
0.950%, 03/15/2026	300,000	278,208
San Diego Gas & Electric Co.
3.600%, 09/01/2023	250,000	253,405
Southern California Edison Co.
3.400%, 06/01/2023	300,000	302,131
3.500%, 10/01/2023	300,000	302,921
1.100%, 04/01/2024	300,000	289,714
Virginia Electric and Power Co.
3.450%, 09/01/2022	300,000	300,936
2.750%, 03/15/2023	300,000	301,070
Wisconsin Electric Power Co.
2.050%, 12/15/2024	350,000	342,454
		8,309,422
TOTAL CORPORATE BONDS AND NOTES
(Cost $258,112,781)		256,715,136

COLLATERALIZED
MORTGAGE OBLIGATIONS – 1.9%
Federal Home Loan Mortgage
Corporation REMICS – 0.8%
Series 2989, Class TG
5.000%, 06/15/2025	6,067	6,241
Series 3002, Class YD
4.500%, 07/15/2025	32,104	32,770
Series 3775, Class EM
3.500%, 11/15/2025	15,797	16,005
Series 4266, Class BG
2.500%, 04/15/2026	39,195	39,165
Series 3917, Class AB
4.500%, 07/15/2026	12,662	12,668

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Federal Home Loan Mortgage
Corporation REMICS – 0.8% (Continued)
Series 3970, Class HB
3.000%, 12/15/2026	$155,648	$156,297
Series 4020, Class PA
3.000%, 03/15/2027	25,506	25,494
Series 2091, Class PG
4.000%, 11/15/2028	174,457	186,128
Series 2097, Class PZ
4.500%, 11/15/2028	112,347	119,617
Series 4311, Class TD
3.500%, 02/15/2029	111,131	110,453
Series 2526, Class FI
3.500% (1 Month LIBOR USD + 1.000%), 02/15/2032 (a)	25,364	25,894
Series 4203, Class DM
2.500%, 04/15/2033	72,767	72,867
Series 4363, Class EJ
2.500%, 05/15/2033	45,758	46,589
Series 2682, Class LD
2.500%, 10/15/2033	29,155	30,687
Series 4453, Class DA
2.000%, 11/15/2033	72,385	73,220
Series 2759, Class TC
3.000%, 03/15/2034	171,913	179,666
Series 2881, Class AE
5.000%, 08/15/2034	171	171
Series 2933, Class HD
6.000%, 02/15/2035	4,243	4,503
Series 3843, Class GH
3.750%, 10/15/2039	2,819	2,841
Series 4417, Class EG
3.000%, 01/15/2040	193,024	192,772
Series 3786, Class NA
2.500%, 07/15/2040	15,093	15,476
Series 3890, Class BA
2.000%, 11/15/2040	4,816	4,821

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Federal Home Loan Mortgage
Corporation REMICS – 0.8% (Continued)
Series 4045, Class HC
6.000%, 07/15/2041	$6,196	$6,157
Series 4002, Class LB
2.000%, 09/15/2041	87,468	84,724
Series 4171, Class NG
5.500%, 06/15/2042	100,426	95,645
Series 4309, Class JD
2.000%, 10/15/2043	16,969	16,330
Series 4716, Class PA
4.500%, 07/15/2044	128,155	128,003
Series 4472, Class MA
2.750%, 05/15/2045	357,993	355,602
Series 4949, Class PM
4.500%, 02/25/2050	196,327	189,361
		2,230,167
Federal National Mortgage Association REMICS – 0.9%
Series 2005-40, Class YG
5.000%, 05/25/2025	5,317	5,423
Series 2011-110, Class CY
3.500%, 11/25/2026	203,137	203,536
Series 2007-27, Class MQ
5.500%, 04/25/2027	2,310	2,400
Series 2012-66, Class HE
1.500%, 06/25/2027	52,265	51,643
Series 2012-101, Class AB
1.500%, 06/25/2027	20,253	19,865
Series 2012-148, Class BQ
1.250%, 01/25/2028	74,363	72,013
Series 2013-124, Class BD
2.500%, 12/25/2028	52,283	52,474
Series 2014-8, Class DA
4.000%, 03/25/2029	43,137	43,675
Series 2005-56, Class PE
1.750%, 09/25/2032	67,540	73,401

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Federal National Mortgage Association REMICS – 0.9% (Continued)
Series 2013-72, Class HG
3.000%, 04/25/2033	$140,365	$139,787
Series 2003-127, Class EG
2.000%, 12/25/2033	87,745	95,351
Series 2004-60, Class AB
3.500%, 04/25/2034	157,240	160,048
Series 2005-48, Class AU
1.500%, 06/25/2035	47,023	49,805
Series 2005-64, Class PL
3.500%, 07/25/2035	11,238	11,938
Series 2005-68, Class PG
2.000%, 08/25/2035	10,072	10,739
Series 2005-83, Class LA
2.000%, 10/25/2035	5,196	5,494
Series 2006-57, Class AD
1.750%, 06/25/2036	8,457	8,664
Series 2011-9, Class LH
2.000%, 01/25/2039	61,557	62,175
Series 2010-68, Class EP
4.500%, 12/25/2039	14,152	14,346
Series 2014-19, Class HA
2.500%, 06/25/2040	40,612	39,617
Series 2011-146, Class LX
3.500%, 10/25/2040	200,000	201,954
Series 2010-123, Class BP
2.000%, 11/25/2040	80,690	84,255
Series 2012-49, Class QJ
3.000%, 12/25/2040	7,138	7,140
Series 2012-31, Class QJ
2.000%, 04/25/2041	14,310	14,279
Series 2012-38, Class PA
2.000%, 09/25/2041	29,027	27,998
Series 2012-18, Class PA
2.000%, 11/25/2041	96,059	93,956
Series 2012-102, Class HA
3.500%, 02/25/2042	63,391	60,880

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Federal National Mortgage Association REMICS – 0.9% (Continued)
Series 2012-90, Class DA
1.500%, 03/25/2042	$35,696	$33,803
Series 2012-134, Class VP
3.000%, 10/25/2042	98,114	97,540
Series 2012-139, Class JA
2.000%, 12/25/2042	208,324	212,729
Series 2013-6, Class LD
2.000%, 02/25/2043	43,568	41,403
Series 2013-14, Class QD
1.500%, 03/25/2043	31,225	28,586
Series 2016-8, Class PC
2.500%, 10/25/2044	253,820	249,184
Series 2016-105, Class PA
1.500%, 04/25/2045	249,762	251,863
Series 2016-60, Class Q
1.750%, 09/25/2046	96,896	93,074
Series 2017-77, Class BA
2.000%, 10/25/2047	77,709	73,960
		2,694,998
Government National Mortgage
Association REMICS – 0.2%
Series 2013-88, Class WA
4.897%, 06/20/2030 (a)	13,956	14,289
Series 2007-11, Class PE
5.500%, 03/20/2037	29,494	30,666
Series 2009-10, Class DE
5.000%, 04/16/2038	200,370	205,581
Series 2010-112, Class NG
2.250%, 09/16/2040	94,714	92,268
Series 2013-64, Class LP
1.500%, 08/20/2041	151,609	145,227
Series 2013-56, Class AP
2.000%, 11/16/2041	81,934	79,055
Series 2012-106, Class MA
2.000%, 11/20/2041	98,978	96,149

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
	Value	Value
Government National Mortgage
Association REMICS – 0.2% (Continued)
Series 2012-48, Class MA
2.500%, 04/16/2042	$57,783	$56,953
		720,188
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,697,133)		5,645,353

U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.7%
Federal Home Loan Mortgage Corp. – 0.2%
5.500%, 04/01/2023, Gold Pool #G13145	725	733
4.000%, 02/01/2026, Gold Pool #J14494	8,944	9,219
4.000%, 06/01/2026, Gold Pool #J15974	3,551	3,666
3.000%, 12/01/2026, Gold Pool #J17508	32,433	32,776
4.500%, 06/01/2029, Gold Pool #C91251	4,300	4,464
4.500%, 12/01/2029, Gold Pool #C91281	9,383	9,742
4.500%, 04/01/2030, Gold Pool #C91295	4,922	5,111
3.000%, 05/01/2047, Pool #ZT1361	261,140	259,713
1.500%, 11/01/2027, Pool #292150	56,747	55,210
		380,634
Federal National Mortgage Association – 0.5%
5.000%, 05/01/2023, Pool #254762	827	870
5.500%, 01/01/2024, Pool #AD0471	8	8
5.000%, 12/01/2025, Pool #256045	6,095	6,415
5.500%, 05/01/2028, Pool #257204	6,560	6,987
4.000%, 08/01/2029, Pool #MA0142	7,416	7,591
3.500%, 12/01/2031, Pool #MA0919	272,785	276,311
2.000%, 03/01/2036, Pool #BP3785	386,821	376,287
5.500%, 04/01/2037, Pool #AD0249	11,078	12,132
5.000%, 10/01/2039, Pool #AC3237	22,514	24,393
3.000%, 08/01/2040, Pool #BP6567	173,886	172,351
3.000%, 06/01/2046, Pool #FM5719	392,469	392,644
3.000%, 11/01/2049, Pool #FM2014	250,726	246,884
		1,522,873
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,992,406)		1,903,507

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
U.S. TREASURY OBLIGATIONS – 5.6%	Value	Value
U.S. Treasury Notes – 5.6%
0.125%, 05/31/2022	$200,000	$199,914
1.750%, 06/30/2022	400,000	401,208
2.000%, 07/31/2022	500,000	502,040
1.875%, 08/31/2022	500,000	501,964
1.875%, 09/30/2022	600,000	602,429
1.375%, 10/15/2022	300,000	300,371
0.125%, 10/31/2022	600,000	596,314
2.000%, 11/30/2022	500,000	502,204
2.125%, 12/31/2022	500,000	502,558
1.500%, 01/15/2023	300,000	299,977
0.125%, 03/31/2023	200,000	196,893
0.125%, 04/30/2023	200,000	196,479
1.250%, 07/31/2023	2,809,000	2,780,636
0.375%, 10/31/2023	200,000	194,461
2.250%, 12/31/2023	400,000	400,023
2.125%, 03/31/2024	400,000	398,406
2.000%, 04/30/2024	720,000	714,628
2.500%, 05/15/2024	500,000	501,162
0.375%, 07/15/2024	500,000	477,324
1.250%, 08/31/2024	200,000	194,375
1.500%, 10/31/2024	300,000	292,746
1.500%, 11/30/2024	200,000	194,867
1.750%, 12/31/2024	400,000	392,047
2.250%, 12/31/2024	500,000	496,699
1.375%, 01/31/2025	575,000	557,413
2.000%, 02/15/2025	500,000	493,096
0.500%, 03/31/2025	600,000	565,359
2.125%, 05/15/2025	800,000	790,453
2.750%, 06/30/2025	500,000	503,408
2.875%, 07/31/2025	500,000	505,557
2.750%, 08/31/2025	500,000	503,682
2.250%, 11/15/2025	520,000	514,820
2.625%, 01/31/2026	200,000	200,793
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,981,242)		16,474,306

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2022

	Par
SHORT-TERM INVESTMENTS – 4.1%	Value	Value
Commercial Paper – 2.0%
Sumitomo Mitsui Financial Group, Inc.
3.000%, 04/04/2022	$2,000,000	$1,999,932
Manufacturing Bank of New York Ltd.
0.070%, 04/20/2022	2,000,000	1,999,571
0.050%, 04/26/2022	2,000,000	1,999,384
		5,998,887

	Shares
Money Market Fund – 2.1%
First American Government
Obligations Fund – Class X, 0.19% (c)	6,065,751	6,065,751
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,064,911)		12,064,638
TOTAL INVESTMENTS – 99.8%
(Cost $294,848,473)		292,802,940
Other Assets in Excess of Liabilities – 0.2%		492,533
TOTAL NET ASSETS – 100.0%		$293,295,473

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
REMICS – Real Estate Mortgage Investment Conduits
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
BSBY3M – Bloomberg Short-Term Bank Yield Index (3-month)
(a)	Variable or Floating Rate Security. The rate shown represents the rate at March 31, 2022.
(b)	Security is a perpetual bond and has no definite maturity date.
(c)	The rate shown represents the fund’s 7-day yield as of March 31, 2022.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2022, the market value of these securities total $22,584,642 which represents 7.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2022

Assets:
Investments in securities, at value (cost of $294,848,473)	$292,802,940
Cash	12
Receivables:
Dividends and interest	639,577
Prepaid expenses and other assets	4,947
Total assets	293,447,476

Liabilities:
Payables:
Distributions to shareholders	23,464
Advisory fee	38,301
Administration and fund accounting fees	49,385
Reports to shareholders	2,168
Custody fees	4,987
Transfer agent fees and expenses	9,108
Other accrued expenses	24,590
Total liabilities	152,003

Net assets	$293,295,473

Net assets consist of:
Capital stock	$296,111,867
Total distributable earnings	(2,816,394)
Net assets	$293,295,473

Shares issued (Unlimited number of
beneficial interest authorized, $0.01 par value)	29,529,118
Net asset value, offering price and redemption price per share	$9.93

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment income:
Interest income	$2,191,358
Total investment income	2,191,358

Expenses:
Investment advisory fees (Note 4)	715,702
Administration and fund accounting fees (Note 4)	292,423
Transfer agent fees and expenses	57,504
Federal and state registration fees	7,830
Audit fees	22,995
Compliance expense	15,967
Legal fees	25,290
Reports to shareholders	4,560
Trustees' fees and expenses	14,624
Custody fees	28,187
Other	11,880
Total expenses before waiver from advisor	1,196,962
Expense waiver from advisor (Note 4)	(286,281)
Net expenses	910,681
Net investment income	$1,280,677

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	$42,840
Net change in unrealized depreciation on investments	(3,509,991)
Net realized and unrealized loss on investments	(3,467,151)
Net decrease in net assets resulting from operations	$(2,186,474)

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
Operations:
Net investment income	$1,280,677	$2,795,956
Net realized gain on investments	42,840	89,574
Net change in unrealized
appreciation (depreciation) on investments	(3,509,991)	12,617,899
Net increase (decrease) in net assets
resulting from operations	(2,186,474)	15,503,429

Distributions to Shareholders From:
Distributable earnings	(1,331,542)	(2,822,380)
Total distributions	(1,331,542)	(2,822,380)

Capital Share Transactions:
Proceeds from shares sold	64,703,382	43,456,876
Proceeds from shares issued to
holders in reinvestment of dividends	1,328,539	2,887,704
Cost of shares redeemed	(51,627,095)	(124,372,041)
Net increase (decrease) in net assets
from capital share transactions	14,404,826	(78,027,461)
Total increase (decrease) in net assets	10,886,810	(65,346,412)

Net Assets:
Beginning of year	282,408,663	347,755,075
End of year	$293,295,473	$282,408,663

Changes in Shares Outstanding:
Shares sold	6,462,419	4,333,745
Shares issued to holders
in reinvestment of dividends	132,541	288,666
Shares redeemed	(5,161,128)	(12,383,876)
Net increase (decrease) in shares outstanding	1,433,832	(7,761,465)

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2022	2021	2020	2019	2018
Net Asset Value – Beginning of year	$10.05	$9.70	$9.97	$9.98	$10.03

Income from Investment Operations:
Net investment income[1]	0.04	0.09	0.24	0.26	0.15
Net realized and unrealized
gain (loss) on investments	(0.11)	0.35	(0.27)	(0.01)	(0.05)
Total from
investment operations	(0.07)	0.44	(0.03)	0.25	0.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.09)	(0.24)	(0.26)	(0.15)
Total distributions	(0.05)	(0.09)	(0.24)	(0.26)	(0.15)
Net Asset Value – End of Year	$9.93	$10.05	$9.70	$9.97	$9.98

Total Return[2]	(0.73)%	4.49%	(0.31)%	2.53%	1.02%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$293,295	$282,409	$347,755	$365,281	$280,320
Ratio of operating expenses
to average net assets[3]:
Before reimbursements	0.42%	0.41%	0.40%	0.39%	0.42%
After reimbursements	0.32%	0.31%	0.30%	0.29%	0.32%
Ratio of net investment income
to average net assets[3]:
Before reimbursements	0.35%	0.77%	2.33%	2.51%	1.42%
After reimbursements	0.45%	0.87%	2.43%	2.61%	1.52%
Portfolio turnover rate	43%	13%	30%	24%	38%

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
[3]	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 4).

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS
March 31, 2022

NOTE 1 – ORGANIZATION

The Pemberwick Fund (the “Pemberwick Fund” or the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a non-diversified series of the Trust.  The Pemberwick Fund, a series of FundVantage Trust (the “Predecessor Fund”) was reorganized into a newly created series of the Trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization dated November 1, 2016. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on November 17, 2016. The Predecessor Fund transferred all its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of all the known liabilities of the Predecessor Fund.  The Predecessor Fund commenced operations on February 1, 2010. Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund, and J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Advisor”) serves as the sub-advisor to the Fund. Pemberwick and J.P. Morgan also served as the advisor and sub-advisor, respectively, to the Predecessor Fund.  The Fund changed its fiscal year end from April 30 to March 31 in 2017. The investment objective of the Fund is to seek maximum current income that is consistent with liquidity and stability of principal.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Discounts and premiums on fixed income securities are amortized using the effective interest method.

The Fund distributes substantially all of its net investment income, if any, which is declared daily as a dividend and paid monthly.  Any net capital gain realized by the Fund will be distributed annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2022 and through the date the financial statements were available to be issued, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

H.
Recent Accounting Pronouncements and Rule Issuances: In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Funds will be required to comply with Rule 18f-4 by August 19, 2022.  It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives.  Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.  When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of March 31, 2022, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$256,715,136	$—	$256,715,136
Collateralized
Mortgage Obligations	—	5,645,353	—	5,645,353
U.S. Government
Agency Obligations	—	1,903,507	—	1,903,507
U.S. Treasury Obligations	—	16,474,306	—	16,474,306
Short-Term Investments	6,065,751	5,998,887	—	12,064,638
Total Investments
in Securities	$6,065,751	$286,737,189	$—	$292,802,940

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2022, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.25% from the Fund based upon the average daily net assets of the Fund.  For the year ended March 31, 2022, the Fund incurred $715,702 in advisory fees.  Advisory fees payable at March 31, 2022 for the Fund were $38,301.  The Advisor has hired J.P. Morgan Investment Management Inc. as a sub-advisor to manage the U.S. Treasuries and agency debt portion of the Fund.  The Advisor pays the Sub-Advisor fee for the Pemberwick Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor voluntarily waives 10 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation.  For the year ended March 31, 2022, the Advisor voluntarily waived fees in the amount of $286,281.  The fees waived by the Advisor are not subject to recoupment.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended March 31, 2022, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration and fund accounting	$292,423
Custody	$ 28,187
Transfer agency(a)	$ 25,624

(a) Does not include out-of-pocket expenses.

At March 31, 2022, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and fund accounting	$49,385
Custody	$ 4,987
Transfer agency(a)	$ 4,186

(a) Does not include out-of-pocket expenses.

Vigilant Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Fund changed it’s principal underwriter from Quasar Distributors, LLC to Vigilant Distributors, LLC on August 10, 2021.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended March 31, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$ 5,766,819
Other	$129,726,721

Sales
U.S. Government Obligations	$ 7,530,305
Other	$106,391,933

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$294,848,473
Gross unrealized appreciation	255,671
Gross unrealized depreciation	(2,301,204)
Net unrealized depreciation	(2,045,533)
Undistributed ordinary income	23,924
Undistributed long-term capital gain	—
Total distributable earnings	23,924
Capital loss carry-forwards	(771,322)
Other accumulated gains/(losses)	(23,463)
Total accumulated earnings/(losses)	$(2,816,394)

At March 31, 2022, the Fund had short-term tax basis capital losses of $219,705 with no expiration date and long-term tax basis capital losses of $551,617 with no expiration date.

The tax character of distributions paid during the year ended March 31, 2022, and the year ended March 31, 2021 was as follows:

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
Ordinary income	$1,331,542	$2,822,380

NOTE 7 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Credit Risk:  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of a nationally recognized statistical rating organization (“NRSRO”) as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Concentration Risk: By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.

Deflation Risk: Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Fixed Income Market Risks:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk:  Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Management Risk:  The Advisor’s or Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Advisor and the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Market Risk:  Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Non-Diversification Risk:  Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer.  As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk:  In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.

U.S. Government Agencies and Instrumentalities Securities Risk: Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.  Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.  Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 8 – GUARANTEES AND INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  While no individual shareholder has a position which exceeds 25% of the voting securities of the Fund, there are numerous shareholders who are affiliated with the Advisor.  As of March 31, 2022, investors who are affiliated with the Advisor, when aggregated, owned 100% of the voting securities of the Fund.

Pemberwick Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Pemberwick Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pemberwick Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios and the former trust since 2007.

Philadelphia, Pennsylvania
May 25, 2022

Pemberwick Fund

EXPENSE EXAMPLE
March 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The information in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pemberwick Fund

EXPENSE EXAMPLE (Continued)
March 31, 2022 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2021	3/31/2022	10/1/2021 – 3/31/2022
Actual
Total Fund	$1,000.00	$ 990.30	$1.59

Hypothetical (5% return
before expenses)
Total Fund	$1,000.00	$1,023.34	$1.61

(1)	Expenses are equal to the fund’s annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

Pemberwick Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2019 through June 30, 2020 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Pemberwick Fund

NOTICE TO SHAREHOLDERS
at March 31, 2022 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-893-4491 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-888-893-4491.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-893-4491.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-893-4491 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Pemberwick Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(2)	During Past Five Years	Trustee(3)	Past Five Years
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne	9	Trustee,
(Born 1962)	July 2016	Global Financial Services		Madison Funds,
	and Lead	(US) LLC (a provider of		since 2019
	Independent	independent governance and		(15 portfolios);
	Trustee since	distribution support for the		Trustee, XAI
	May 2017	asset management industry),		Octagon Floating
		since 2013; Interim Managing		Rate &
		Director, Park Agency, Inc.,		Alternative
		since 2020.		Income Term
Trust, since 2017
(2 portfolios).

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(2)	During Past Five Years	Trustee(3)	Past Five Years
Lawrence T.	Trustee since	Senior Vice President and	9	None
Greenberg	July 2016	Chief Legal Officer, The Motley
(Born 1963)		Fool Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures LP,
since 2018; Manager, Motley
Fool Wealth Management, LLC,
(2013-2018); Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2018).

James R. Schoenike	Trustee since	Distribution consultant since 2018,	9	None
(Born 1959)	July 2016(4)	President and CEO, Board of
Managers, Quasar Distributors, LLC
(2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(3)	The Trust currently has eight active portfolios. As of March 31, 2022, one portfolio of the Trust (the Dakota Emerging Markets Fund) has been registered but has not yet commenced operations.
(4)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	the Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski(1)	President and Principal	Senior Vice President, Compliance
(Born 1980)	Executive Officer, since	and Administration, Fund Services, since 2006
August 10, 2021

Matthew J. McVoy(1)	Vice President, Treasurer	Assistant Vice President, Compliance and
(Born 1980)	and Principal Financial	Administration, Fund Services, since 2005
Officer, since
July 1, 2016(4)

Colton W. Scarmardo(1)	Assistant Treasurer,	Fund Administrator, Compliance and Administration,
(Born 1997)	since May 11, 2021	Fund Services, since 2019; Business Administration
Student, 2015 – 2019

Justin Dausch(2)	Chief Compliance	Managing Director, Vigilant, since 2017;
(Born 1989)	Officer and Anti-	Compliance Associate, HSBC (investment banking
	Money Laundering	company), 2015 – 2017
Compliance Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Secretary, since	Vice President, Compliance and Administration,
(Born 1988)	August 20, 2019(4)	Fund Services, since 2018; Attorney, Mutual Fund
Disclosure, Waddell & Reed Financial, Inc.,
2017 – 2018

Isabella K. Zoller(1)	Assistant Secretary,	Assistant Vice President, U.S. Bancorp Fund
(Born 1994)	since February 15, 2022	Services, LLC (since 2021); Regulatory
Administration Attorney, U.S. Bancorp Fund
Services, LLC (since 2019); Regulatory
Administration Intern, U.S. Bancorp Fund
Services, LLC (2018–2019);
Law Student (2016–2019)

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(4)	Mr. McVoy and Ms. Bernard have served as Vice Presidents of the Trust, in addition to their other positions held with the Trust, since May 11, 2021.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-893-4491.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 8, 2021 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Pemberwick Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Pemberwick Investment Advisors, LLC (“Pemberwick”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Pemberwick and J.P. Morgan Investment Management Inc. (“JPMIM”). In approving the Advisory Agreement and the Sub-Advisory Agreement, the Board relied on an SEC order issued on June 19, 2020 that conditionally exempts registered investment companies from in-person voting requirements due to the COVID-19 pandemic.

At this meeting, and at a prior meeting held on October 12, 2021, the Trustees, all of whom are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), requested and received materials to assist them in considering the approval of the Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement and Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in the renewal of the Advisory Agreement and the Sub-Advisory Agreement, comparative information relating to the performance of the Fund against the Fund’s peer group and benchmark index, due diligence materials provided by Pemberwick and JPMIM, including Pemberwick’s and JPMIM’s Form ADV, information regarding Pemberwick’s and JPMIM’s compliance program, personnel and financial condition, profitability information, and other pertinent information. The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the sub-advisory fee payable by Pemberwick to JPMIM under the Sub-Advisory Agreement, and comparative fee and expense information provided by Morningstar. The Trustees also met in executive session with legal counsel to review their duties in considering the Advisory Agreement and the Sub-Advisory Agreement and the information provided. The Trustees noted that they had met with representatives from Pemberwick via videoconference earlier in the year to discuss Pemberwick’s services to the Fund and the performance of JPMIM as sub-adviser, as well as various business, performance and compliance updates. The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Pemberwick and JPMIM, the performance of the Fund, trading, Fund expenses, asset flows, compliance issues and related matters.

Based on their evaluation of the information provided as part of the November 8, 2021 meeting, as well as information provided by Pemberwick and JPMIM over the course of the year, the Trustees approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement for an additional one-year term. Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Pemberwick and JPMIM to the Fund. The Board considered the services provided by Pemberwick, including sub-adviser evaluation and oversight, investment strategy oversight, allocation of assets to JPMIM, security selection, compliance services and trading. The Trustees considered that Pemberwick and JPMIM and its personnel were responsible for the day-to-day management of the Fund, noting the qualifications, experience, and responsibilities of James Hussey, Michelle Blakeman-Hindman, and Jeffrey Whipple, the Fund’s portfolio managers, and other key personnel at Pemberwick and JPMIM and its service providers involved in the day-to-day activities of the Fund. The Trustees discussed Pemberwick’s and JPMIM’s compliance program, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Pemberwick’s and JPMIM’s compliance program. The Trustees also considered the effective operation of each firm’s business continuity plan during the COVID-19 pandemic. The Trustees concluded that Pemberwick and JPMIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and the Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of services provided to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year, five-year, and since inception periods ended June 30, 2021. In assessing the quality of the portfolio management services delivered by Pemberwick and JPMIM, the Trustees considered the performance of the Fund on both an absolute basis and in comparison to the Bloomberg Barclays Capital 1-3 Year U.S. Government/Credit Index. The Trustees also compared the Fund’s performance to a peer group of US short-term bond funds (the “Morningstar Peer Group”) and considered the performance of the sleeve of the Fund managed by JPMIM.

The Trustees noted that the Fund outperformed the Bloomberg Barclays Capital 1-3 Year U.S. Government/Credit Index for the one-year period and underperformed the Index for other periods, the Fund underperformed its Morningstar Peer Group but has experienced positive absolute performance. The Board considered that Pemberwick does not manage any accounts or composites of other separately managed accounts that are similar to the Fund in terms of investment strategy. The Trustees considered the performance of the sleeve of the Fund managed by JPMIM relative to the performance of JPMIM’s composites of other separately managed accounts managed with investment strategies similar to the Fund, noting that JPMIM believes there are material differences between the sleeve of the Fund it manages compared to other accounts in the strategies.

After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from Pemberwick and JPMIM’s continued management.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER AND SUB-ADVISER

The Trustees considered the cost of services provided by Pemberwick and Pemberwick’s advisory fee, including a review of comparative fee and expense information and peer group data. The Trustees considered the total net expense ratio of the Fund relative to the Morningstar Peer Group, as well as the fee waivers provided by Pemberwick.

The Trustees also considered Pemberwick’s and JPMIM’s financial statements, the amount of the sub-advisory fee payable to JPMIM and other financial information. The Trustees also examined a profitability analysis prepared by Pemberwick based on the fees payable under the Advisory Agreement. The Trustees noted that Pemberwick continues to voluntarily waive 0.10% of its management fee.

The Trustees noted that the Fund’s contractual management fee of 0.25% was lower than the Morningstar Peer Group average. The Trustees noted that Pemberwick does not manage any comparable separately managed accounts for fee comparison purposes. The Trustees further noted that the total net expense ratio for the Fund was below the Morningstar Peer Group average.

The Trustees concluded that the Fund’s expenses and the management fees paid to Pemberwick were fair and reasonable in light of the quality of services provided to the Fund. The Trustees concluded that Pemberwick’s level of profitability from its relationship with the Fund was reasonable.

The Trustees then considered the sub-advisory fee paid to JPMIM by Pemberwick for the services provided as the Fund’s sub-adviser, including Pemberwick’s discussion of the appropriateness of the sub-advisory fee. The Trustees concluded that the sub-advisory fee paid to JPMIM by Pemberwick was reasonable. The Trustees also noted that the sub-advisory fee is paid by Pemberwick, not the Fund.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s expenses and the structure of the Fund’s management fee with respect to potential economies of scale. The Trustees noted that the Fund’s management fee did not contain any breakpoint reductions as the Fund’s assets grow in size but was already set at an extremely low level and that Pemberwick has historically voluntarily waived a portion of its management fee. The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Pemberwick and the Fund at the Fund’s current asset level.

Because the sub-advisory fees payable to JPMIM is not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

Based on the information presented, the Trustees did not consider any direct or indirect benefits that could be realized by Pemberwick and JPMIM from their association with the Fund to be material factors.

CONCLUSION

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement for an additional one-year term, as being in the best interests of the Fund and its shareholders.

Pemberwick Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

• social security number;

• account balances;

• account transactions;

• transaction history;

• wire transfer instructions; and

• checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-893-4491.

(This Page Intentionally Left Blank.)

Investment Advisor
Pemberwick Investment Advisors LLC
777 West Putnam Avenue
Greenwich, CT 06830

Distributor
Vigilant Distributors, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(888) 893-4491

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$17,000	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2022	FYE 3/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        6/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        6/2/2022

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date        6/2/2022

* Print the name and title of each signing officer under his or her signature.